UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2014

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 39.0%
$314	American Home Mortgage Assets Trust, 0.388%, 9/25/46, CMO (h)	$25,216
	Banc of America Alternative Loan Trust, CMO,
9,275	5.50%, 10/25/35	8,456,292
254	6.00%, 1/25/36	205,171
	Banc of America Funding Trust, CMO,
5,144	6.00%, 3/25/37	4,681,265
665	6.00%, 7/25/37	511,539
	Banc of America Mortgage Trust, CMO,
4,700	5.50%, 11/25/35	4,676,091
1,146	6.00%, 3/25/37	1,088,788
397	6.50%, 9/25/33	411,198
	BCAP LLC Trust, CMO (a)(c),
2,500	5.429%, 3/26/37 (h)	744,185
1,917	17.00%, 7/26/36	1,956,404
10,883	Bear Stearns Adjustable Rate Mortgage Trust, 2.733%, 8/25/35, CMO (h)	9,456,305
	Bear Stearns ALT-A Trust, CMO (h),
2,420	2.591%, 11/25/36	1,712,367
1,578	2.746%, 9/25/35	1,302,076
1,544	2.749%, 8/25/36	1,141,686
2,797	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	2,306,787
	Chase Mortgage Finance Trust, CMO,
23	2.533%, 12/25/35 (h)	20,377
1,813	6.00%, 7/25/37	1,666,621
2,941	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	3,076,944
	Citigroup Mortgage Loan Trust, Inc., CMO (h),
1,735	5.256%, 8/25/35	1,725,983
735	5.487%, 4/25/37	652,844
9,412	5.686%, 9/25/37	7,922,605
	CitiMortgage Alternative Loan Trust, CMO,
8,742	5.75%, 5/25/37	7,488,040
5,457	6.00%, 1/25/37	4,561,334
4,806	6.00%, 6/25/37	4,102,407
	Countrywide Alternative Loan Trust, CMO,
673	5.50%, 3/25/35	608,093
306	5.50%, 3/25/36	243,252
3,755	5.50%, 5/25/36	2,877,761
862	5.75%, 1/25/35	836,055
982	5.75%, 2/25/35	948,162
1,542	5.75%, 3/25/37	1,291,010
2,070	6.00%, 2/25/35	2,168,381
10,702	6.00%, 4/25/36	9,620,535
9,993	6.00%, 2/25/37	7,627,020
2,390	6.00%, 4/25/37	1,952,471
3,599	6.00%, 5/25/37	2,883,211
865	6.00%, 7/25/37	796,554
2,038	6.00%, 8/25/37	1,413,295
2,779	6.25%, 12/25/36 (h)	2,316,855
936	6.50%, 8/25/36	663,507
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
547	2.579%, 9/20/36 (h)	398,614
1,134	5.50%, 10/25/35	1,122,368
1,703	5.75%, 3/25/37	1,544,385
1,113	6.00%, 2/25/37	1,046,493
1,046	6.00%, 3/25/37	971,491
333	6.00%, 4/25/37	307,926
10,168	6.00%, 7/25/37	8,592,586
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,933	5.863%, 2/25/37 (h)	1,724,453
1,027	6.00%, 2/25/37	899,063
2,506	6.00%, 6/25/37	2,294,095
2,641	6.75%, 8/25/36	2,060,587
1,531	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,251,791
10,072	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	9,036,351
	GSR Mortgage Loan Trust, CMO,
1,205	2.563%, 8/25/34 (h)	1,123,654
1,985	5.03%, 11/25/35 (h)	1,977,355
1,240	5.50%, 5/25/36	1,190,575
6,420	6.00%, 2/25/36	5,963,739
4,292	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	3,047,824
	JPMorgan Alternative Loan Trust, CMO,
3,545	3.014%, 3/25/37 (h)	2,743,570
3,693	6.00%, 12/25/35	3,366,410
2,500	6.31%, 8/25/36	1,884,702

	JPMorgan Mortgage Trust, CMO,
1,535	2.566%, 1/25/37 (h)	1,336,833
6,887	2.625%, 2/25/36 (h)	6,183,648
2,658	5.00%, 3/25/37	2,463,853
192	5.75%, 1/25/36	180,426
502	6.00%, 8/25/37	450,706
	Lehman Mortgage Trust, CMO,
1,745	6.00%, 7/25/36	1,393,912
570	6.00%, 7/25/37	503,945
3,251	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	2,370,347
1,252	Merrill Lynch Mortgage Investors Trust, 2.912%, 3/25/36, CMO (h)	885,082
	Morgan Stanley Mortgage Loan Trust, CMO,
5,020	4.987%, 5/25/36 (h)	3,931,629
3,965	6.00%, 2/25/36	3,930,064
8,036	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (h)	5,765,631
	Residential Accredit Loans, Inc., CMO,
591	0.388%, 5/25/37 (h)	90,543
4,383	3.432%, 12/26/34 (h)	3,698,566
2,244	6.00%, 6/25/36	1,832,056
4,186	6.00%, 8/25/36	3,319,517
3,492	6.00%, 9/25/36	2,541,509
4,514	6.00%, 12/25/36	3,593,212
1,566	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	1,595,665
	Residential Asset Securitization Trust, CMO,
3,051	5.24%, 6/25/46 (h)	2,242,346
1,229	6.00%, 2/25/36	1,006,892
802	6.00%, 9/25/36	526,266
2,520	6.00%, 3/25/37	1,938,157
3,508	6.00%, 5/25/37	3,167,863
3,846	6.25%, 9/25/37	3,080,400
	Residential Funding Mortgage Securities I, CMO,
3,294	3.427%, 2/25/37 (h)	2,617,817
1,642	6.00%, 1/25/37	1,529,817
2,085	6.25%, 8/25/36	1,888,375
313	6.50%, 3/25/32	330,322
	Sequoia Mortgage Trust, CMO (h),
764	2.449%, 2/20/47	654,539
1,527	5.169%, 7/20/37	1,387,138
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
5,221	2.462%, 11/25/36	4,196,433
7,598	4.937%, 3/25/37	5,745,559
4,807	5.057%, 5/25/36	4,098,234
4,283	5.071%, 1/25/36	3,362,748
2,248	5.203%, 7/25/35	1,984,327
1,626	5.32%, 7/25/36	1,497,288
9,323	5.353%, 7/25/36	6,595,935
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (h),
795	3.179%, 2/25/37	679,179
1,428	5.082%, 4/25/37	1,200,832
11,505	WaMu Commercial Mortgage Securities Trust, 5.749%, 3/23/45, CMO (a)(c)(h)	11,862,761
	WaMu Mortgage Pass-Through Certificates, CMO (h),
892	2.266%, 7/25/37	756,313
606	2.362%, 9/25/36	543,266
877	2.51%, 2/25/37	786,256
184	2.523%, 3/25/37	173,932
1,444	4.737%, 2/25/37	1,357,415
2,417	4.766%, 7/25/37	2,249,581
5,180	6.087%, 10/25/36	4,394,381
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
200	0.90%, 4/25/47 (h)	18,328
788	0.975%, 5/25/47 (h)	92,778
3,629	6.00%, 10/25/35	2,784,158
1,302	6.00%, 6/25/37	1,097,377
1,648	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,573,680
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
185	2.616%, 5/25/36 (h)	172,237
8,206	2.616%, 8/25/36 (h)	7,864,545
456	2.623%, 4/25/36 (h)	446,916
971	2.685%, 7/25/36 (h)	898,949
1,055	5.581%, 10/25/36 (h)	1,023,932
1,064	6.00%, 7/25/37	1,031,850
Total Mortgage-Backed Securities (cost-$277,014,879)		293,612,985

MUNICIPAL BONDS - 24.4%
California - 10.3%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,596,522
12,300	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	14,040,819
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,894,374

20,300	Los Angeles Department of Water & Power Rev., 6.166%, 7/1/40	21,923,188
20,900	Metropolitan Water Dist. of Southern California Rev., 6.947%, 7/1/40, Ser. A	23,641,871
1,220	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.75%, 10/1/37, Ser. A-T	1,289,857
2,000	State Univ. Rev., 6.484%, 11/1/41	2,337,600
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,542,968
		77,267,199
Georgia - 1.2%
8,300	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	9,076,216

Illinois - 5.2%
12,700	Chicago, GO, 7.517%, 1/1/40	14,027,531
23,200	Municipal Electric Agcy. Rev., 6.832%, 2/1/35	25,394,256
		39,421,787
Louisiana - 0.3%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	926,600
820	8.55%, 12/1/34	959,966
		1,886,566
Nebraska - 2.0%
14,000	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	15,306,760

Nevada - 1.5%
10,485	Las Vegas Valley Water Dist., GO, 5.65%, 3/1/35	11,344,455

New Jersey - 0.0%
500	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	369,290

Ohio - 1.9%
10,300	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	14,000,790

Texas - 2.0%
12,800	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	15,088,768
Total Municipal Bonds (cost-$175,175,286)		183,761,831

CORPORATE BONDS & NOTES - 17.1%
Airlines - 0.7%
1,535	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,734,985
3,099	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	3,517,414
		5,252,399
Auto Manufacturers - 1.1%
	Ford Motor Co.,
5,700	7.70%, 5/15/97	6,477,338
1,500	9.98%, 2/15/47	2,142,444
		8,619,782
Banking - 8.3%
2,000	Ally Financial, Inc., 8.30%, 2/12/15	2,132,500
5,000	BPCE S.A., 12.50%, 9/30/19 (a)(c)(d)	6,662,500
1,750	Citigroup, Inc., 6.125%, 8/25/36	1,885,140
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	433,884
£100	7.588%, 5/12/20	175,897
200	7.867%, 12/17/19	351,794
400	7.869%, 8/25/20	707,852
$7,800	8.00%, 6/15/20 (a)(c)(d)	8,363,550
8,500	8.50%, 12/17/21 (a)(c)(d)	9,103,143
£300	11.04%, 3/19/20	573,310
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	613,065
£3,100	9.125%, 7/15/20	5,577,564
500	9.334%, 2/7/20	910,309
$2,600	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(c)(d)	3,588,000
3,600	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (d)	3,838,500
19,100	Wachovia Capital Trust III, 5.57%, 3/3/14 (d)	17,954,000
		62,871,008
Diversified Financial Services - 2.2%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,943,500
7,200	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(f) (acquisition cost - $7,128,000; purchased 11/18/13)	7,230,672
1,900	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	2,068,625
5,118	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(f) (acquisition cost - $5,057,096; purchased 9/23/13)	4,950,642
		16,193,439

Electric Utilities - 0.4%
2,526	Bruce Mansfield Unit, 6.85%, 6/1/34	2,712,034
632	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(b)(c)(f) (acquisition cost - $647,513; purchased 8/25/04)	625,403
		3,337,437
Healthcare-Services - 0.5%
3,600	HCA, Inc., 8.50%, 4/15/19	3,801,600

Insurance - 0.8%
3,400	AIG Life Holdings, Inc., 7.57%, 12/1/45 (a)(b)(c)(f) (acquisition cost - $3,885,360; purchased 7/26/11 - 1/23/13)	3,910,000
1,400	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,746,500
		5,656,500
Lodging - 0.4%
2,049	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(c)	2,669,643

Miscellaneous Manufacturing - 0.3%
2,300	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	2,392,000

Oil & Gas - 0.5%
3,460	Anadarko Petroleum Corp., 7.00%, 11/15/27	3,806,716

Telecommunications - 1.9%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,707,271
5,360	Qwest Corp., 7.20%, 11/10/26	5,419,094
		14,126,365
Total Corporate Bonds & Notes (cost-$114,959,445)		128,726,889

U.S. GOVERNMENT AGENCY SECURITIES - 5.7%
	Fannie Mae, CMO, IO,
86,905	3.00%, 2/25/43	17,290,147
23,019	3.50%, 3/25/42 - 2/25/43	4,297,692
3,393	6.442%, 4/25/41 (h)	682,046
	Freddie Mac, CMO, IO,
77,988	3.00%, 2/15/33 - 12/15/42	14,786,787
6,712	3.50%, 9/15/42	1,233,599
8,847	4.50%, 10/15/42	1,852,512
4,773	5.84%, 8/15/42 (h)	1,080,887
11,034	Ginnie Mae, 4.00%, 5/16/42 - 8/16/42, CMO, IO	1,934,785
Total U.S. Government Agency Securities (cost-$39,208,583)		43,158,455

ASSET-BACKED SECURITIES - 3.6%
455	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	394,338
	Countrywide Asset-Backed Certificates (h),
3,373	5.394%, 7/25/36	3,358,754
10,805	5.407%, 10/25/46	8,903,390
2,029	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (h)	2,087,034
1,988	GSAA Home Equity Trust, 6.295%, 6/25/36	1,183,621
8,400	JP Morgan Mortgage Acquisition Trust, 5.233%, 1/25/37	6,108,564
2,267	Mid-State Trust IV, 8.33%, 4/1/30	2,346,973
1,546	Mid-State Trust VII, 6.34%, 10/15/36	1,637,756
1,149	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (h)	882,659
Total Asset-Backed Securities (cost-$26,956,430)		26,903,089

Shares
PREFERRED STOCK - 0.4%
Diversified Financial Services - 0.4%
120,000	Citigroup Capital XIII, 7.875%, 10/30/40 (g) (cost-$3,428,400)	3,255,600

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 9.8%
Repurchase Agreements - 9.6%
$28,000	Barclays Capital, Inc., dated 1/31/14, 0.04%, due 2/3/14, proceeds $28,000,093; collateralized by U.S. Treasury Notes, 0.875%, due 1/31/17, valued at $28,557,452 including accrued interest	28,000,000
8,300	Citigroup Global Markets, Inc., dated 1/31/14, 0.04%, due 2/3/14, proceeds $8,300,028; collateralized by U.S. Treasury Notes, 1.00%, due 6/30/19, valued at $8,475,600 including accrued interest	8,300,000
23,000	Deutsche Bank Securities, Inc., dated 1/31/14, 0.03%, due 2/3/14, proceeds $23,000,058; collateralized by U.S. Treasury Notes, 1.75%, due 10/31/20, valued at $23,492,040 including accrued interest	23,000,000
11,100	Morgan Stanley & Co., Inc., dated 1/31/14, 0.04%, due 2/3/14, proceeds $11,100,037; collateralized by U.S. Treasury Notes, 2.125%, due 8/31/20, valued at $11,331,736 including accrued interest	11,100,000
1,942	State Street Bank and Trust Co., dated 1/31/14, 0.00%, due 2/3/14, proceeds $1,942,000; collateralized by Fannie Mae, 2.17%, due 10/17/22, valued at $1,981,986 including accrued interest	1,942,000
Total Repurchase Agreements (cost-$72,342,000)		72,342,000

U.S. Treasury Obligations (e)(i)- 0.2%
1,190	U.S. Treasury Bills, 0.038%-0.115%, 7/3/14-12/11/14 (cost-$1,189,697)	1,189,697
Total Short-Term Investments (cost-$73,531,697)		73,531,697

Total Investments (cost-$710,274,720) (j)-100.0%		$752,950,546

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $66,002,403, representing 8.8% of total investments.
(b)	Illiquid.
(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(e)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(f)	Restricted. The aggregate acquisition cost of such securities is $16,717,969. The aggregate value is $16,716,717, representing 2.2% of total investments.
(g)	Dividend rate is fixed until the first call date and variable thereafter.
(h)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(i)	Rates reflect the effective yields at purchase date.
(j)

At January 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $710,510,162. Gross unrealized appreciation was $45,234,667; gross unrealized depreciation was $2,794,283; and net unrealized appreciation was $42,440,384. The difference between book and tax cost was attributable to the differing treatment of bond amortization/accretion.

(k)	Interest rate swap agreements outstanding at January 31, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap	Amount	Termination	Payments	Payments		Premiums	Unrealized
Counterparty	(000s)	Date	Made	Received	Value	Paid	Appreciation
Bank of America	$142,600	4/30/19	3-Month USD-LIBOR	1.90%	$549,523	$193,512	$356,011
Deutsche Bank	142,600	4/30/19	3-Month USD-LIBOR	1.90%	549,522	179,252	370,270
JPMorgan Chase	304,900	4/30/19	3-Month USD-LIBOR	1.90%	1,174,958	412,155	762,803
Morgan Stanley	400,000	4/30/19	3-Month USD-LIBOR	1.90%	1,541,436	333,061	1,208,375
					$3,815,439	$1,117,980	$2,697,459

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
	Amount	Termination	Payments	Payments		Appreciation
Broker (Exchange)	(000s)	Date	Made	Received	Value	(Depreciation)
Goldman Sachs (CME)	$66,600	6/18/44	3.50%	3-Month USD-LIBOR	$2,179,014	$(1,391,137)
Morgan Stanley (CME)	209,000	6/18/43	3.75%	3-Month USD-LIBOR	(3,376,775)	(4,244,449)
Morgan Stanley (CME)	209,000	6/19/44	3-Month USD-LIBOR	3.50%	(3,422,180)	3,395,947
					$(4,619,941)	$(2,239,639)

(l)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
5,069,000 British Pound settling 2/4/14	Bank of America	$8,406,161	$8,332,922	$(73,239)
21,831,000 British Pound settling 2/4/14	Credit Suisse First Boston	36,002,397	35,887,952	(114,445)
327,000 Canadian Dollar settling 3/20/14	Citigroup	308,108	293,292	(14,816)
761,000 Euro settling 2/4/14	Credit Suisse First Boston	1,039,526	1,026,360	(13,166)
Sold:
5,069,000 British Pound settling 3/4/14	Bank of America	8,404,402	8,331,199	73,203
26,900,000 British Pound settling 2/4/14	Barclays Bank	43,783,193	44,220,874	(437,681)
761,000 Euro settling 2/4/14	BNP Paribas	1,046,352	1,026,360	19,992
761,000 Euro settling 3/4/14	Credit Suisse First Boston	1,039,499	1,026,368	13,131
				$(547,021)

(m)

At January 31, 2014, the Fund held $5,295,000 in cash as collateral and pledged cash collateral of $4,751,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

Glossary:

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CP - Certificates of Participation

€ - Euro

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at January 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$293,612,985	$—	$293,612,985
Municipal Bonds	—	183,761,831	—	183,761,831
Corporate Bonds & Notes:
Airlines	—	—	5,252,399	5,252,399
Diversified Financial Services	—	11,242,797	4,950,642	16,193,439
All Other	—	107,281,051	—	107,281,051
U.S. Government Agency Securities	—	43,158,455	—	43,158,455
Asset-Backed Securities	—	26,903,089	—	26,903,089
Preferred Stock	3,255,600	—	—	3,255,600
Short-Term Investments	—	73,531,697	—	73,531,697
	3,255,600	739,491,905	10,203,041	752,950,546
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	106,326	—	106,326
Interest Rate Contracts	—	6,093,406	—	6,093,406
	—	6,199,732	—	6,199,732
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(653,347)	—	(653,347)
Interest Rate Contracts	—	(5,635,586)	—	(5,635,586)
	—	(6,288,933)	—	(6,288,933)
Totals	$3,255,600	$739,402,704	$10,203,041	$752,861,345

At January 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/14
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$5,905,974	$—	$(613,031)	$(12,199)	$(44,014)	$15,669	$—	$—	$5,252,399
Diversified Financial Services	5,103,819	—	(23,868)	572	282	(130,163)	—	—	4,950,642
Electric Utilities	106,885	—	(75,250)	—	(1,689,215)	1,657,580	—	—	—
Totals	$11,116,678	$—	$(712,149)	$(11,627)	$(1,732,947)	$1,543,086	$—	$—	$10,203,041

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014:

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$10,203,041	Third-Party Pricing Vendor	Single Broker Quote	$96.73-$113.50

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2014 was $(90,959).

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Strategy Fund

By	/s/ Julian F. Sluyters
Julian F. Sluters, President & Chief Executive Officer

Date: March 24, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian F. Sluyters
Julian F. Sluyters, President & Chief Executive Officer

Date: March 24, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 24, 2014